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                                                                    EXHIBIT 10.3

                           As amended by the Board of Directors on June 23, 1999


                              SHOWCASE CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN


                            ARTICLE I.  INTRODUCTION
                                        ------------

          Section 1.01  Purpose.  The purpose of the ShowCase Corporation 1999
                        -------
Employee Stock Purchase Plan (the "Plan") is to provide employees of ShowCase Corporation, a Minnesota corporation (the "Company"), and certain related corporations with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of the Company's Common Stock, par value $.01 per share, and, thus, to develop a stronger incentive to work for the continued success of the Company.

          Section 1.02  Rules of Interpretation.  It is intended that the Plan
                        -----------------------
be an "employee stock purchase plan" as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Accordingly, the Plan shall be interpreted and administered in a manner consistent therewith if so approved. All Participants in the Plan will have the same rights and privileges consistent with the provisions of the Plan.

          Section 1.03  Definitions.  For purposes of the Plan, the following
                        -----------
terms will have the meanings set forth below:

          (a) "Acceleration Date" means the earlier of the date of stockholder
               -----------------
     approval or approval by the Company's Board of Directors of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which stockholders of the Company immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; (ii) any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or
     (iii) any plan of liquidation or dissolution of the Company.

          (b) "Affiliate" means any subsidiary corporation of the Company, as
               ---------
     defined in Section 424(f) of the Code, whether now or hereafter acquired or established.

          (c) "Committee" means the committee described in Section 10.01.
               ---------

          (d) "Common Stock" means the Company's Common Stock, $.01 par value,
               ------------
     as such stock may be adjusted for changes in the stock or the Company as contemplated by Article XI herein.
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          (e) "Company" means ShowCase Corporation, a Minnesota corporation, and
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     its successors by merger or consolidation as contemplated by Article XI herein.

          (f) "Current Compensation" means all regular wage, salary and
               --------------------
     commission payments paid by the Company to a Participant in accordance with the terms of his or her employment, but excluding annual bonus payments and all other forms of special compensation.

          (g) "Effective Date" means the date immediately prior to the date on
               --------------
     which the Company's registration statement relating to its initial public offering of Common Stock is declared effective by the Securities and Exchange Commission.

          (h) "Fair Market Value" as of a given date means such value of the
               -----------------
     Common Stock as reasonably determined by the Committee, but shall not be less than (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which the fair market value is being determined; provided, however, that the Fair Market Value on the Effective Date shall be the initial public offering price set forth on the cover of the final prospectus used in connection with the Company's initial public offering of Common Stock. If on a given date the shares of Common Stock are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 1.03 and in connection therewith shall take such action as it deems necessary or advisable.

          (i) "Participant" means a Permanent Full-Time Employee who is eligible
               -----------
     to participate in the Plan under Section 2.01 and who has elected to participate in the Plan.

          (j) "Participating Affiliate" means an Affiliate which has been
               -----------------------
     designated by the Committee in advance of the Purchase Period in question as a corporation whose eligible Permanent Full-Time Employees may participate in the Plan.

          (k) "Permanent Full-Time Employee" means an employee of the Company or
               ----------------------------
     a Participating Affiliate as of the first day of a Purchase Period, including an officer or director who is also an employee, but excluding an employee whose customary employment is less than 20 hours per week.

          (l) "Plan" means the ShowCase Corporation 1999 Employee Stock Purchase
               ----
     Plan, as amended, the provisions of which are set forth herein.

          (m) "Purchase Period" means any of the approximate six-month periods
               ---------------
     beginning on the first business day in January and July, as appropriate, and ending on the last business

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     day in June and December, respectively; provided, however, that the initial
     Purchase Period will commence on the Effective Date and will terminate on December 31, 1999, and that the then current Purchase Period will end upon the occurrence of an Acceleration Date.

          (n) "Stock Purchase Account" means the account maintained on the books
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     and records of the Company recording the amount received from each
     Participant through payroll deductions made under the Plan and from the Company through matching contributions.

                   ARTICLE II.  ELIGIBILITY AND PARTICIPATION
                                -----------------------------

          Section 2.01  Eligible Employees.  All Permanent Full-Time Employees
                        ------------------
shall be eligible to participate in the Plan beginning on the first day of the first Purchase Period to commence after such person becomes a Permanent Full-Time Employee. Subject to the provisions of Article VI, each such employee will continue to be eligible to participate in the Plan so long as he or she remains a Permanent Full-Time Employee.

          Section 2.02  Election to Participate.  An eligible Permanent Full-
                        -----------------------
Time Employee may elect to participate in the Plan for a given Purchase Period by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purpose (which authorizes regular payroll deductions from Current Compensation beginning with the first payday in that Purchase Period and continuing until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan).

          Section 2.03  Limits on Stock Purchase.  No employee shall be granted
                        ------------------------
any right to purchase Common Stock hereunder if such employee, immediately after such a right to purchase is granted, would own, directly or indirectly, within the meaning of Section 423(b)(3) and Section 424(d) of the Code, Common Stock possessing 5% or more of the total combined voting power or value of all the classes of the capital stock of the Company or of all Affiliates.

          Section 2.04  Voluntary Participation.  Participation in the Plan on
                        -----------------------
the part of a Participant is voluntary and such participation is not a condition of employment nor does participation in the Plan entitle a Participant to be retained as an employee.

                   ARTICLE III.  PAYROLL DEDUCTIONS, COMPANY
                                 ---------------------------
                    CONTRIBUTIONS AND STOCK PURCHASE ACCOUNT
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          Section 3.01  Deduction from Pay.  The form described in Section 2.02
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will permit a Participant to elect payroll deductions of any multiple of 1% but not less than 1% or more than 15% of such Participant's Current Compensation for each pay period, subject to such other limitations as the Committee in its sole discretion may impose. A Participant may cease making payroll deductions at any time, subject to such limitations as the Committee in its sole discretion may impose. In the event that during a Purchase Period the entire credit balance in a Participant's Stock

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Purchase Account exceeds the product of (a) 85% of the Fair Market Value of the
Common Stock on the first business day of that Purchase Period, and (b) 5,000, then payroll deductions for such Participant shall automatically cease, and shall resume on the first pay period of the next Purchase Period.

          Section 3.02  Company Contributions.  The Company may, in the sole
                        ---------------------
discretion of the Committee, from time to time contribute to each Participant's Stock Purchase Account an amount equal to up to 50% of each payroll deduction credited to such Account. No Company contributions shall be deemed to have been made until such contributions are credited to the Participant's Stock Purchase Account as provided in Section 3.03.

          Section 3.03  Credit to Account.  Payroll deductions will be credited
                        -----------------
to the Participant's Stock Purchase Account on each payday, and Company contributions will be credited to the Participant's Stock Purchase Account on the last business day of the Purchase Period at the time of and in connection with the purchase of shares of Common Stock in accordance with Articles IV and V hereof.

          Section 3.04  Interest.  No interest will be paid upon payroll
                        --------
deductions, Company contributions or on any amount credited to, or on deposit in, a Participant's Stock Purchase Account.

          Section 3.05  Nature of Account.  The Stock Purchase Account is
                        -----------------
established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company or the Participating Affiliate (as the case may be).

          Section 3.06  No Additional Contributions.  A Participant may not make
                        ---------------------------
any payment into the Stock Purchase Account other than the payroll deductions made pursuant to the Plan.

                     ARTICLE IV.  RIGHT TO PURCHASE SHARES
                                  ------------------------

          Section 4.01  Number of Shares.  Each Participant will have the right
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to purchase on the last business day of the Purchase Period all, but not less than all, of the largest number of shares of Common Stock, both whole and any fractional share, that can be purchased at the price specified in Section 4.02 with the entire credit balance in the Participant's Stock Purchase Account, subject to the limitations that (a) no more than 5,000 shares of Common Stock may be purchased under the Plan by any one Participant for a given Purchase Period, (b) in accordance with Section 423(b)(8) of the Code, no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of Common Stock and other stock may be purchased under the Plan and all other employee stock purchase plans (if any) of the Company and the Affiliates by any one Participant for any calendar year and (c) if the purchases for all Participants in any Purchase Period would result in the sale of more than 50,000 shares of Common Stock in the aggregate under the Plan for such Purchase Period, each Participant shall be allocated a pro rata portion of the 50,000 shares of Common Stock to be sold for that Purchase Period. If the purchases for all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to

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exceed the number specified in Section 10.03, each Participant shall be allocated a pro rata portion of the Common Stock to be sold.

          Section 4.02  Purchase Price.  The purchase price for any Purchase
                        --------------
Period shall be the lesser of (a) 85% of the Fair Market Value of the Common Stock on the first business day of that Purchase Period or (b) 85% of the Fair Market Value of the Common Stock on the last business day of that Purchase Period, in each case rounded up to the next higher full cent.

                         ARTICLE V.  EXERCISE OF RIGHT
                                     -----------------

          Section 5.01  Purchase of Stock.  On the last business day of a
                        -----------------
Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of both whole and any fractional shares of Common Stock purchasable with such amount (subject to the limitations of Section 4.01), unless the Participant has filed with the Company, in advance of that date and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which requests the distribution of the entire credit balance in cash.

          Section 5.02  Cash Distributions.  Any amount remaining in a
                        ------------------
Participant's Stock Purchase Account after the last business day of a Purchase Period will be paid to the Participant in cash within 30 days after the end of that Purchase Period.

          Section 5.03  Notice of Acceleration Date.  The Company shall use its
                        ---------------------------
best efforts to notify each Participant in writing at least ten days prior to any Acceleration Date that the then current Purchase Period will end on such Acceleration Date.

                ARTICLE VI.  WITHDRAWAL FROM PLAN; SALE OF STOCK
                             -----------------------------------

          Section 6.01  Voluntary Withdrawal.  A Participant may, in accordance
                        --------------------
with such terms and conditions as the Committee in its sole discretion may impose, withdraw from the Plan and cease making payroll deductions by filing with the Company a form provided for this purpose. In such event, the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days, provided that in no event shall any Participant be entitled to withdraw from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section
3.03. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the beginning of the next Purchase Period following the date of such withdrawal.

          Section 6.02  Death.  Subject to such terms and conditions as the
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Committee in its sole discretion may impose, upon the death of a Participant, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's death occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock,

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unless such Participant's estate has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to have the entire credit balance in such Participant's Stock Account distributed in cash within 30 days after the end of that Purchase Period or at such earlier time as the Committee in its sole discretion may decide, provided that in no event shall any Participant's estate be entitled to receive from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section 3.03. Each Participant, however, may designate one or more beneficiaries who, upon death, are to receive the Common Stock or the amount that otherwise would have been distributed or paid to the Participant's estate and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless made by the Participant in writing and filed with the Company during the Participant's lifetime. Unless the Participant has otherwise specified the beneficiary designation, the beneficiary or beneficiaries so designated will become fixed as of the date of the death of the Participant so that, if a beneficiary survives the Participant but dies before the receipt of the payment due such beneficiary, the payment will be made to such beneficiary's estate.

          Section 6.03  Termination of Employment.  Subject to such terms and
                        -------------------------
conditions as the Committee in its sole discretion may impose, upon a Participant's normal or early retirement with the consent of the Company under any pension or retirement plan of the Company or Participating Affiliate, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's approved retirement occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock, unless such Participant has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to receive the entire credit balance in such Participant's Stock Purchase Account in cash within 30 days after the end of that Purchase Period, provided that (i) in no event shall any Participant be entitled to receive from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section 3.03, and (ii) such Participant shall have no right to purchase Common Stock in the event that the last day of such a Purchase Period occurs more than three months following the termination of such Participant's employment with the Company by reason of such an approved retirement. In the event of any other termination of employment (other than death) with the Company or a Participating Affiliate, participation in the Plan will cease on the date the Participant ceases to be a Permanent Full-Time Employee for any reason. In such event, the entire credit balance in such Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days, provided that in no event shall any Participant be entitled to receive from such Account any Company contributions credited to such Account at the end of the Purchase Period pursuant to Section 3.03. For purposes of this
Section 6.03, a transfer of employment to any Affiliate, or a leave of absence which has been approved by the Committee, will not be deemed a termination of employment as a Permanent Full-Time Employee.

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                        ARTICLE VII.  NONTRANSFERABILITY
                                      ------------------

          Section 7.01  Nontransferable Right to Purchase.  The right to
                        ---------------------------------
purchase Common Stock hereunder may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), except as provided in
Section 6.02, and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition or levy of attachment or similar process upon the right to purchase will be null and void and without effect.

          Section 7.02  Nontransferable Account.  Except as provided in Section
                        -----------------------
6.02, the amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

                       ARTICLE VIII.  STOCK CERTIFICATES
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          Section 8.01  Delivery.  Promptly after the last day of each Purchase
                        --------
Period and subject to such terms and conditions as the Committee in its sole discretion may impose, the Company will cause to be delivered to or for the benefit of the Participant a certificate representing the Common Stock purchased on the last business day of such Purchase Period or cause to be made a book-entry credit representing such Common Stock for the benefit of the Participant.

          Section 8.02  Securities Laws.  The Company shall not be required to
                        ---------------
issue or deliver any certificate representing Common Stock prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration is required. The Company shall use its best efforts to accomplish such registration (if and to the extent required) not later than a reasonable time following the Purchase Period, and delivery of certificates may be deferred until such registration is accomplished.

          Section 8.03  Completion of Purchase.  A Participant shall have no
                        ----------------------
interest in the Common Stock purchased until a certificate representing the same is issued to or for the benefit of the Participant.

          Section 8.04  Form of Ownership.  The certificates representing Common
                        -----------------
Stock issued under the Plan will be registered in the name of the Participant or jointly in the name of the Participant and another person, as the Participant may direct on a form provided by the Company.

                   ARTICLE IX.  EFFECTIVE DATE, AMENDMENT AND
                                -----------------------------
                              TERMINATION OF PLAN
                              -------------------

          Section 9.01  Effective Date.  The Plan was approved by the Board of
                        --------------
Directors on April 9, 1999 and shall be approved by the stockholders of the Company prior to the Effective Date.

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          Section 9.02  Plan Commencement.  The initial Purchase Period under
                        -----------------
the Plan will commence on the Effective Date. Thereafter, each succeeding Purchase Period will commence and terminate in accordance with Section 1.03(m).

          Section 9.03  Powers of Board.   The Board of Directors may amend or
                        ---------------
discontinue the Plan at any time. No amendment or discontinuation of the Plan, however, shall without stockholder approval be made that: (i) absent such stockholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act") to become unavailable with respect to the Plan,
(ii) requires stockholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company, or (iii) permit the issuance of Common Stock before payment therefor in full

          Section 9.04  Automatic Termination.  The Plan shall automatically
                        ---------------------
terminate when all of the shares of Common Stock provided for in Section 10.03 have been sold.

                           ARTICLE X.  ADMINISTRATION
                                       --------------

          Section 10.01  The Committee.  The Plan shall be administered by a
                         -------------
committee (the "Committee") of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3 under the Act. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

          Section 10.02  Powers of Committee.  Subject to the provisions of the
                         -------------------
Plan, the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administering the Plan as it may deem appropriate. The Committee shall have full and complete authority to determine whether all or any part of the Common Stock acquired pursuant to the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner a Participant's rights with respect thereto but any such restrictions shall be contained in the form by which a Participant elects to participate in the Plan pursuant to Section 2.02. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.

          Section 10.03  Stock to be Sold.  The Common Stock to be issued and
                         ----------------
sold under the Plan may be treasury shares or authorized but unissued shares, or the Company may purchase Common Stock in the market for sale under the Plan. Except as provided in Section 11.01, the aggregate number of shares of Common Stock to be sold under the Plan will not exceed 500,000 shares.

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          Section 10.04  Notices.  Notices to the Committee should be addressed
                         -------
as follow:

               ShowCase Corporation
               4115 Highway 52 North, Suite 300
               Rochester, Minnesota 55901-8701
               Attention: Craig W. Allen


                      ARTICLE XI.  ADJUSTMENT FOR CHANGES
                                   ----------------------
                              IN STOCK OR COMPANY
                              -------------------

          Section 11.01  Stock Dividend or Reclassification.  If the outstanding
                         ----------------------------------
shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, or shares of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Certificate of Incorporation, reverse stock split or otherwise, an appropriate adjustment shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor.

          Section 11.02  Merger or Consolidation.  If the Company is merged into
                         -----------------------
or consolidated with one or more corporations during the term of the Plan, appropriate adjustments will be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or of the consolidated corporation, as the case may be.

                          ARTICLE XII.  APPLICABLE LAW
                                        --------------

          Rights to purchase Common Stock granted under the Plan shall be construed and shall take effect in accordance with the laws of the State of Minnesota.

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